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                                                                    Exhibit 10.8

                                                               EXECUTION VERSION

                      AMENDED AND RESTATED PLEDGE AGREEMENT

          THIS AMENDED AND RESTATED PLEDGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Agreement") dated as of March 30, 2007, is made by DYNAMIC DETAILS, INCORPORATED, a California corporation ("Details"), DYNAMIC DETAILS, INCORPORATED, VIRGINIA, a Delaware corporation ("Virginia"), DYNAMIC DETAILS INCORPORATED, SILICON VALLEY, a Delaware corporation ("Valley"), DDI SALES CORP., a Delaware corporation ("Sales"), SOVEREIGN CIRCUITS, INC., an Ohio corporation ("Sovereign Inc."), SOVEREIGN FLEX PRODUCTS LLC., an Ohio limited liability company ("Sovereign Flex" and together with Sovereign Inc.; Details, Virginia, Valley and Sales are sometimes referred to herein as "Borrowers" and individually as a "Borrower"), LAMINATE TECHNOLOGY CORP., a Delaware corporation ("Laminate" and together with Details, Virginia and Valley are sometimes collectively referred to herein as, "Original Borrowers"), DDI CORP., a Delaware corporation ("DDi"), DDI INTERMEDIATE HOLDINGS CORP., a California corporation ("Intermediate"), DDI CAPITAL CORP., a California corporation ("Capital"), DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS, a Colorado corporation ("Colorado"), DYNAMIC DETAILS TEXAS, LLC, a Delaware limited liability company ("Texas"), DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C., a Delaware limited liability company ("DTIP"), DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C., a Delaware limited liability company ("DTIH"), DYNAMIC DETAILS, L.P., a Delaware limited partnership ("DDLP" and together with, DDi, Intermediate, Capital, Colorado, Laminate, Texas, DTIP and DTIH are sometimes collectively referred to herein as "Guarantors" and individually as a "Guarantor") (Borrowers and Guarantors are sometimes collectively referred to herein as "Pledgors" and individually as a "Pledgor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (in such capacity, "Agent") for the lenders ("Lenders") from time to time party to the Credit Agreement (as defined below).

                                    RECITALS

          A. Borrowers, Guarantors, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, including all annexes, exhibits and schedules thereto, the "Credit Agreement") of even date herewith, which Credit Agreement amends and restates in its entirety the Credit Agreement (as amended) (the "Original Credit Agreement") dated as of March 30, 2004 and entered into by and among the Original Borrowers, Guarantors, Agent and Lenders (the "Loan Parties").

          B. Pursuant to the Credit Agreement, Lenders have agreed to extend certain additional financial accommodations to or for the direct or indirect benefit of Grantors and to maintain and make Loans under the Original Credit Agreement.

          C. Each Pledgor is the record and beneficial owner of the shares of or interests in Stock (as defined in the Credit Agreement) listed as owned by it in PART A of SCHEDULE I hereto and the owner of the promissory notes and other Instruments (as defined in the Credit Agreement) and the beneficiary of the letters of credit listed as held by it in PART B of SCHEDULE I hereto.

                                           AMENDED AND RESTATED PLEDGE AGREEMENT

          D. Each Pledgor is either a direct or indirect beneficiary of the financial accommodations made available to Borrowers under the Credit Agreement.

          E. In order to induce Lenders to extend the financial accommodations as provided for in the Credit Agreement, each Pledgor has agreed to pledge the Pledged Collateral (as hereinafter defined) to Agent, for the benefit of Agent and Lenders, in accordance with the terms hereof and pursuant thereto to amend and restate in its entirety and continue the effectiveness of the Pledge Agreement (the "Original Pledge Agreement") dated as of March 30, 2004 and entered into by and among the Loan Parties in favor of Agent, for the benefit of Agent and Lenders, to secure the Obligations (as defined in the Original Pledge Agreement. These recitals shall be construed as part of this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and Agent agree as follows:

          1. Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in ANNEX A to the Credit Agreement shall be applied herein as defined or established therein, and the following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "Pledged Collateral" shall have the meaning assigned to it in SECTION
2.

          "Pledged Entity" shall mean an issuer of Pledged Stock or Pledged Indebtedness.

          "Pledged Indebtedness" shall mean the Indebtedness evidenced by the promissory notes, other Instruments and letters of credit listed on PART B of
SCHEDULE I.

          "Pledged Stock" shall mean those shares of or interest in Stock listed in PART A of SCHEDULE I.

          2. Pledge. Each Pledgor hereby pledges and grants to Agent, for the benefit of Agent and Lenders, a first priority Lien on all of its right, title and interest in and to all of the following (collectively, the "Pledged Collateral"):

          (a) the Pledged Stock owned by it and the certificates, if any, representing such Pledged Stock, and all dividends, distributions, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock;

          (b) such portion, as determined by Agent as provided in SECTION 6(D) below, of any additional shares of or interests in Stock of a Pledged Entity from time to time acquired by such Pledgor in any manner (which shares or interests shall be deemed to be part of the Pledged Stock owned by such Pledgor), and the certificates, if any, representing such additional shares or interests, and all dividends, distributions, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock;

          (c) the Pledged Indebtedness held by it and the promissory notes, other Instruments and letters of credit evidencing such Pledged Indebtedness, and all interest, cash, Instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness; and


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          (d) all additional Indebtedness arising after the date hereof and owing to such Pledgor and evidenced by promissory notes, other Instruments or letters of credit, together with such promissory notes, Instruments and letters of credit, and all interest, cash, Instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness.

          3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations (specifically including each Borrower's Obligations arising under the cross-guaranty provisions of Section 12 of the Credit Agreement and each Guarantor's obligations arising under the Guaranties).

          4. Delivery of Pledged Collateral. All certificates and all promissory notes, other Instruments and letters of credit evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, for the benefit of Agent and Lenders, pursuant hereto. All Pledged Stock shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent and all promissory notes or other Instruments evidencing the Pledged Indebtedness shall be endorsed by the Pledgor pledging such Pledged Indebtedness.

          5. Representations and Warranties. Each Pledgor represents and warrants to Agent that:

          (a) (i) Such Pledgor is, and at the time of delivery of the Pledged Stock owned by it to Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by it free and clear of any Lien thereon or affecting the title thereto, except for (A) any Lien created by this Agreement or the other Loan Documents and (B) Permitted Encumbrances, and
(ii) such Pledgor is, and at the time of delivery of the Pledged Indebtedness held by it to Agent will be, the sole owner and holder of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for (A) any Lien created by this Agreement or the other Loan Documents and (B) Permitted Encumbrances.

          (b) (i) All of the Pledged Stock owned by such Pledgor has been duly authorized, validly issued and is fully paid and nonassessable and (ii) the Pledged Indebtedness held by such Pledgor has been duly authorized, authenticated or issued and delivered by, and constitutes the legal, valid and binding obligation of, each Pledged Entity issuing same, and no such Pledged Entity is in default thereunder.

          (c) Such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Agent as provided herein.

          (d) None of the Pledged Stock or Pledged Indebtedness owned or held by such Pledgor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

          (e) Such Pledgor is the sole owner of the Pledged Stock pledged by it hereunder and such Pledged Stock, if certificated, is presently represented by the certificates listed in PART A of SCHEDULE I. Except as listed on SCHEDULE III, as of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Stock pledged by such Pledgor hereunder.

          (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the


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pledge by such Pledgor of the Pledged Collateral owned or held by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

          (g) The pledge, assignment and delivery of the Pledged Collateral owned or held by it pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of Agent, for the benefit of Agent and Lenders, upon such Pledged Collateral and the Proceeds thereof, securing the payment of the Obligations, subject to no other Lien except for (i) any Lien created by this Agreement or the other Loan Documents and (ii) Permitted Encumbrances.

          (h) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms.

          (i) Unless as otherwise noted in PART A of SCHEDULE 1, the Pledged Stock constitutes 100% of the issued and outstanding shares of Stock of each Pledged Entity.

          (j) Except as disclosed in PART B of SCHEDULE I, none of the Pledged Indebtedness held by such Pledgor is subordinated in right of payment to other Indebtedness (except for the Obligations) or subject to the terms of an indenture.

The representations and warranties set forth in this SECTION 5 shall survive the execution and delivery of this Agreement.

          6. Covenants. Each Pledgor covenants and agrees that until the Termination Date:

          (a) Without the prior written consent of Agent, such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to any Pledged Collateral owned or held by it, or any unpaid dividends, interest or other distributions or payments with respect to such Pledged Collateral, or grant a Lien on such Pledged Collateral, except as otherwise expressly permitted by the Credit Agreement;

          (b) Such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such Instruments and deliver letters of credit and take any other action deemed necessary or desirable by Agent in order to protect and perfect the Lien in favor of Agent, for the benefit of Agent and Lenders, upon the Pledged Collateral, including the filing of any necessary Code financing statements, which may be filed by Agent without the signature of such Pledgor, and will cooperate with Agent, at such Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of such Pledged Collateral;

          (c) Such Pledgor has and will defend the title to the Pledged Collateral owned or held by it and the Liens of Agent in such Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

          (d) Such Pledgor will, upon obtaining ownership of any additional Stock (subject to a 65% limitation in the case of additional Stock of any entity organized under the laws of any jurisdiction other than the United States), promissory notes or other Instruments or letters of credit of a Pledged Entity or Stock, promissory notes or other Instruments or letters of credit otherwise required to be pledged to Agent pursuant to any of the Loan Documents that


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does not already constitute Pledged Collateral hereunder, promptly (and in any event within five Business Days after it acquires any such additional Stock, notes or other Instruments or letters of credit) deliver to Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of SCHEDULE II (each, a "Pledge Amendment"), in respect of any such additional Stock, notes or other Instruments or letters of credit, pursuant to which such Pledgor shall deliver and pledge to Agent all of such additional Stock, notes and other Instruments or letters of credit. Such Pledgor hereby authorizes Agent to attach each such Pledge Amendment to this Agreement and agrees that all Pledged Stock and Pledged Indebtedness listed in any such Pledge Amendment and delivered to Agent concurrently with Pledgor's delivery of such Pledge Amendment shall for all purposes hereunder be considered Pledged Collateral.

          7. Pledgor's Rights. So long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to any Pledgor in accordance with SECTION 8(A):

          (a) Each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral pledged by it hereunder or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, that no vote shall be cast, and no consent shall be given or action taken, that would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or that would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

               (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

               (ii) the consolidation or merger of a Pledged Entity with any other Person;

               (iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent;

               (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of, or the interests in, a Pledged Entity or the issuance of any additional shares of or interests in its Stock; or

               (v) the alteration of the voting rights with respect to the Stock of a Pledged Entity.

          (b) Each Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Stock and Pledged Indebtedness pledged by it hereunder to the extent not in violation of the Credit Agreement, except for any and all: (i) dividends and interest paid or payable other than in cash in respect of any such Pledged Collateral, Instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral; (ii) dividends and other distributions paid or payable in cash in respect of any such Pledged Stock in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any such Pledged Collateral; provided, that until actually paid all rights to such distributions shall remain subject to the Lien in favor of Agent created by this Agreement and the other Loan Documents.

          (c) Upon the occurrence and during the continuance of an Event of Default, all dividends and interest (other than such cash dividends and interest as are permitted to be paid


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to each Pledgor in accordance with CLAUSE (B) above) and all other distributions in respect of any of the Pledged Stock or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of Agent, for the benefit of Agent and Lenders, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsements).

          8. Defaults and Remedies; Proxy.

          (a) Upon the occurrence and during the continuation of any Event of Default, and concurrently with written notice to any Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral pledged by such Pledgor hereunder, to exchange certificates or Instruments representing or evidencing such Pledged Collateral for certificates or Instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice such Pledgor agrees is commercially reasonable) the whole or any part of such Pledged Collateral and to otherwise act with respect to such Pledged Collateral as though Agent were the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of such Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale that, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. EACH PLEDGOR HEREBY REVOKES ALL PREVIOUS PROXIES WITH REGARD TO THE PLEDGED STOCK AND IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL PLEDGED BY SUCH PLEDGOR HEREUNDER, INCLUDING THE RIGHT TO VOTE THE PLEDGED STOCK OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED STOCK OF SUCH PLEDGOR, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED STOCK WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF SUCH PLEDGED STOCK ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED STOCK OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.


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          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral pledged by any Pledgor hereunder,
(i) the highest bid, if there is but one sale, shall be inadequate to discharge in full all the Obligations, or (ii) such Pledged Collateral is offered for sale in lots, the highest bid for the lot offered for sale at any of such sales would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of such Pledged Collateral would be unlikely to be sufficient to discharge all the Obligations, then Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, that any sale or sales made after such postponement shall be after ten days' notice to such Pledgor.

          (c) If, following the occurrence and during the continuance of an Event of Default, Agent in its reasonable credit judgment determines that, in connection with any actual or contemplated exercise of its rights (when permitted under this SECTION 8) to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Securities Act"), then each Pledgor shall, in an expeditious manner, cause the Pledged Entity that issued Pledged Collateral owned or held by it to:

               (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Pledged Stock owned by it and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

               (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Pledged Stock covered by such registration statement whenever Agent shall desire to sell or otherwise dispose of such Pledged Stock;

               (iii) Furnish to Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Agent may request in order to facilitate the public sale or other disposition by Agent of the Pledged Stock owned by it;

               (iv) Use commercially reasonable efforts to register or qualify the Pledged Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Agent shall request, and do such other reasonable acts and things as may be required of it to enable Agent to consummate the public sale or other disposition by Agent in such jurisdictions of such Pledged Stock by Agent;

               (v) Furnish, at the request of Agent, on the date that Pledged Stock owned or held by it is delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Stock becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of


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     such registration, addressed to the underwriters, if any, and in the event such Pledged Stock is not being sold through underwriters, then to Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event such Pledged Stock is not being sold through underwriters, then to Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Agent may reasonably request. The comfort letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Agent may reasonably request; and

               (vi) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of such registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (d) All expenses incurred in complying with SECTION 8(C), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by Pledgors.

          (e) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act (or any similar statute), then Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this SECTION 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion may (1) in accordance with applicable securities laws proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Securities Act (or similar statute), (2) approach and negotiate with a single possible purchaser to effect such sale, and (3) restrict such sale to a purchaser who is an accredited investor under the Securities Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this SECTION 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this SECTION 8, then Agent


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shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

               (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

               (ii) as to the contents of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

               (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to such Person's access to financial information about such Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

               (iv) as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Securities Act and all applicable state securities laws.

          (f) Each Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with CLAUSE (E) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the applicable Pledged Entity to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor owning or holding such Pledged Collateral and the Pledged Entity would agree to do so.

          (g) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power or remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand that may be given to or made upon any Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

          (h) Each Pledgor further agrees that a breach of any of the covenants contained in this SECTION 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this SECTION 8 shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and Instruments governing and evidencing the Obligations.

          9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand that may be given to or made upon any Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against any Pledgor in any respect.

          10. Assignment. Agent may assign, indorse or transfer any Instrument evidencing all or any part of the Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such Instrument shall be entitled to the benefits of this Agreement.

          11. Termination. Immediately following the Termination Date, Agent shall deliver to each Pledgor (as the case may be) the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens created in favor of Agent under this Agreement and the other Loan Documents and, except as otherwise provided herein, all of such Pledgor's obligations hereunder shall at such time terminate.

          12. Lien Absolute. All rights of Agent hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or Instrument governing or evidencing any Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or Instrument governing or evidencing any Obligations;

          (c) any exchange, release or non-perfection of any other Collateral or any release or amendment or waiver of, or consent to departure from any guaranty for, all or any of the Obligations;

          (d) the insolvency of any Pledgor; or

          (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Pledgor.

          13. Release. Each Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion:

          (a) renew, extend or change the time of payment of, or the manner, place or terms of payment of, all or any part of the Obligations; and

          (b) exchange, release or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, that is now or may hereafter be held by Agent in connection with all or any of the Obligations;

          (c) all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from such Pledgor, it being hereby agreed that such Pledgor shall be and remain bound by this Agreement irrespective of the value or condition of any of the Collateral and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement or any other agreement governing any Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, presentment, demand, protest and notice of dishonor of any and all of the Obligations, and any delay by Agent or any Lender in commencing suit against any party hereto or Person liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Pledgor. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

          14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's or Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          15. Notices. Except as otherwise provided in this Agreement, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

          16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          17. No Waiver; Cumulative Remedies. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Pledgors.

          18. Successors and Assigns. This Agreement and all obligations of Pledgors hereunder shall be binding upon the successors and assigns of each Pledgor (including any trustee or debtor-in-possession on behalf of such Pledgor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of, and be enforceable by, Agent and its successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Pledgor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

          19. Counterparts. This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

          20. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CITY OF LOS ANGELES, STATE OF CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGORS, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND PLEDGORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF LOS ANGELES COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT

AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

          21. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND PLEDGORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          22. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          23. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

          24. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of SECTION 20 and SECTION 21, with its counsel.

          25. Benefit of Lenders. All Liens granted or contemplated hereby shall be for the benefit of Agent, for the benefit of Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

          26. Miscellaneous.

          (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

          (b) Each Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

          (c) Neither Agent, nor any of its representative officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.

"PLEDGORS"

DYNAMIC DETAILS, INCORPORATED           DYNAMIC DETAILS, INCORPORATED, VIRGINIA


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DYNAMIC DETAILS INCORPORATED, SILICON   LAMINATE TECHNOLOGY CORP.
VALLEY


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


SOVEREIGN CIRCUITS, INC.                SOVEREIGN FLEX PRODUCTS LLC

                                        By:  SOVEREIGN CIRCUITS, INC.
                                        Its Sole Member


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
Financial Officer                              Officer


DDi CORP.                               DDi INTERMEDIATE HOLDINGS CORP.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DDi CAPITAL CORP.                       DDi SALES CORP.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer

DYNAMIC DETAILS TEXAS, LLC              DDi-TEXAS INTERMEDIATE PARTNERS II,
                                        L.L.C.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DDi-TEXAS INTERMEDIATE HOLDINGS II,     DYNAMIC DETAILS, L.P.
L.L.C.
                                        By: DDi-TEXAS INTERMEDIATE PARTNERS II,
                                            L.L.C., its General Partner


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DYNAMIC DETAILS INCORPORATED,
COLORADO SPRINGS


By: /S/ SALLY L. GOFF
    ---------------------------------
Name: Sally L. Goff
Title: Vice President & Chief
       Financial Officer


"AGENT"

GENERAL ELECTRIC CAPITAL CORPORATION


By: /S/ PHILIP CARFORA
    ---------------------------------
Name: Philip Carfora
      Duly Authorized Signatory

                                   SCHEDULE I

                                     PART A

                                 PLEDGED SHARES

                                                                                                                         PERCENTAGE
                                                                                                                             OF
                                                                                      STOCK           NUMBERS OF        OUTSTANDING
                                     CLASS OF                                     CERTIFICATES         SHARES OR         SHARES OR
         PLEDGED ENTITY               STOCK              HOLDER OF STOCK            NUMBER(S)         INTERESTS*         INTERESTS
         --------------           -------------   -----------------------------   ------------   --------------------   -----------
DDi Intermediate Holdings         Common          DDi Corp.                       2000           1,000                  100%
DDi Capital Corp.                 Common          DDi Intermediate Holdings       2000           1,000                  100%
                                                  Corp.
Dynamic Details, Incorporated     Common          DDi Capital Corp.               2              100                    100%
DDi Canada Acquisition Corp.      Common          Dynamic Details, Incorporated   C-2            715                    65%
DDi Sales Corp.                   Common          Dynamic Details, Incorporated   1              1,000                  100%
Dynamic Details Incorporated,     Common          Dynamic Details, Incorporated   72             3,000                  100%
Silicon Valley
Dynamic Details, Incorporated,    Common          Dynamic Details, Incorporated   2000           3,000                  100%
Virginia
Dynamic Details Incorporated,     Common Voting   Dynamic Details, Incorporated   10             1,000,000              100%
Colorado Springs
Dynamic Details Texas, LLC        N/A             Dynamic Details, Incorporated   N/A            100% Equity Interest   100%
Sovereign Circuits, Inc.          Common          Dynamic Details, Incorporated   CS-001         1,000                  100%

Sovereign Flex Products LLC       N/A             Sovereign Circuits, Inc.        N/A            100% Equity Interest   100%
DDi-Texas Intermediate Partners   N/A             Dynamic Details Texas, LLC      N/A            100% Equity Interest   100%
II, L.L.C.
DDi-Texas Intermediate Holdings   N/A             Dynamic Details Texas, LLC      N/A            100% Equity Interest   100%
II, L.L.C.
Dynamic Details, L.P.             N/A             DDi-Texas Intermediate          N/A            1% General             1%
                                                  Partners II, L.L.C.                            Partnership Interest
Dynamic Details, L.P.             N/A             DDi-Texas Intermediate          N/A            99% Limited            99%
                                                  Holdings II, L.L.C.                            Partnership Interest

* In the case of foreign Subsidiaries, no more than 65% of each of such foreign Subsidiary's Stock shall be required to be pledged.

                                     PART B

                              PLEDGED INDEBTEDNESS

                                     INITIAL
                                    PRINCIPAL                                                                             INTEREST
         PLEDGED ENTITY               AMOUNT                 PLEDGOR               ISSUE DATE        MATURITY DATE          RATE
         --------------           -------------   -----------------------------   ------------   --------------------   -----------
Link World Technologies           U.S.$150,000    Dynamic Details, Incorporated   June 26, 2002  December 31, 2003      6%
DDi Canada Acquisition Corp.      CAD             Dynamic Details, Incorporated   December 29,   December 29, 2013      9.75%
                                  $12,903,801                                     2003

                          [Please update as necessary]

                                   SCHEDULE II

                                PLEDGE AMENDMENT

     This Pledge Amendment, dated as of ________________, ___ is delivered pursuant to SECTION 6(D) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings assigned thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in SECTION 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, other Instruments, letters of credit, shares and interests pledged prior to this Pledge Amendment and as to the promissory notes, other Instruments, shares or interests pledged pursuant to and delivered to Agent concurrently with Pledgor's delivery of this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Amended and Restated Pledge Agreement dated as of March __, 20__ (the "Pledge Agreement"), by and among Dynamic Details, Incorporated, Dynamic Details Incorporated, Virginia, Dynamic Details Incorporated, Silicon Valley, DDi Sales Corp., Sovereign Circuits, Inc., Sovereign Flex Products LLC, DDi Corp., DDi Intermediate Holdings Corp., DDi Capital Corp., Dynamic Details Incorporated, Colorado Springs, Laminate Technology Corp., Dynamic Details Texas, LLC, DDi-Texas Intermediate Partners II, L.L.C., DDi-Texas Intermediate Holdings II, L.L.C., and Dynamic Details, L.P., as Pledgors, and General Electric Capital Corporation, as Agent, and that the Pledged Stock and Pledged Indebtedness listed in this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations referred to in the Pledge Agreement.

                                        "Pledgor"


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

 NAME AND                                                    NUMBER OF
ADDRESS OF                                     CERTIFICATE   SHARES OR
  PLEDGOR    PLEDGED ENTITY   CLASS OF STOCK    NUMBER(S)    INTERESTS
----------   --------------   --------------   -----------   ---------


                 INITIAL
  PLEDGED       PRINCIPAL                        MATURITY     INTEREST
  ENTITY         AMOUNT         ISSUE DATE         DATE         RATE
----------   --------------   --------------   -----------   ---------


                                  SCHEDULE III

                EXISTING OPTIONS, WARRANTS, CALLS OR COMMITMENTS
                          RELATING TO THE PLEDGED STOCK

None